Exhibit 99.1

SouthState Corporation Reports Third Quarter 2022 Results Declares Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – October 24, 2022 – SouthState Corporation (NASDAQ: SSB) today released its unaudited results of operations and other financial information for the three-month and nine-month periods ended September 30, 2022.

“SouthState reported very strong performance in the third quarter,” said John C. Corbett, Chief Executive Officer. “We produced another record for pre-provision net revenue, robust net interest margin expansion, and another quarter of good expense control. We are also pleased to have net loan recoveries, though we remain vigilant in the face of an uncertain economy.”

Highlights of the third quarter of 2022 include:

Returns

●	Reported Earnings per Share (“EPS”) of $1.75; Adjusted Diluted EPS (Non-GAAP) of $1.89
●	Net Income of $133.0 million; Adjusted Net Income (Non-GAAP) of $143.7 million
●	Return on Average Common Equity of 10.3% and Reported Return on Average Tangible Common Equity (Non-GAAP) of 18.0%; Adjusted Return on Average Tangible Common Equity (Non-GAAP) of 19.4%*
●	Return on Average Assets (“ROAA”) of 1.16%; Adjusted ROAA (Non-GAAP) of 1.26%*
●	PPNR per weighted average diluted share (Non-GAAP) of $2.74, up 18% from the prior quarter’s $2.32 and up 47% from $1.87 in the year ago quarter
●	Book Value per Share of $65.03 decreased by $1.61 per share compared to the prior quarter primarily due to the $2.98 per share impact from the change in Accumulated Other Comprehensive Loss (“AOCI”)
●	Tangible Book Value (“TBV”) per Share (Non-GAAP) of $37.97, down $1.50 from the prior quarter, also due to the impact of AOCI

Performance

●	Net Interest Income of $358 million; Core Net Interest Income (excluding loan accretion and deferred fees on PPP) (Non-GAAP) increased $47 million from prior quarter
●	Net Interest Margin (“NIM”), non-tax equivalent and tax equivalent (Non-GAAP) of 3.53% and 3.55%, respectively, up 0.43% from prior quarter
●	Noninterest Income of $77 million declined $11 million compared to the prior quarter due to mortgage banking and correspondent banking and capital markets income; Noninterest Income represented 0.67% of average assets for the third quarter of 2022*
●	Noninterest Expense, excluding merger and branch consolidation related expense (Non-GAAP), increased $1 million compared to the prior quarter
●	Efficiency ratio improved to 53% from the prior quarter’s 55%; adjusted efficiency ratio (Non-GAAP) improved to 50% from the prior quarter’s 54%

Balance Sheet / Credit

●	Fed funds and interest-earning cash of $2.4 billion (5% of assets) and ending loan to deposit ratio of 77% provide balance sheet flexibility
●	Loans increased $901 million, or 13% annualized, led by consumer real estate, commercial and industrial, and commercial real estate loans
●	Average deposits declined $384 million, or 4% annualized; average noninterest-bearing deposits remained flat from the prior quarter; total deposit cost was 0.11%, up 5 basis points from prior quarter
●	Period-end deposits declined $1.2 billion primarily due to the timing of ACH payments for the payroll business. In a quarter ending on a Friday, such as Q3 2022, balances temporarily contract as payments are made from the accounts of payroll companies to their clients’ employees. The impact on the third quarter 2022 ending balances was a $457 million temporary decline in noninterest bearing deposits. The payroll deposit impact, along with the average balance decline above represents the majority of the $1 billion reduction in period end core deposits.
●	Net recoveries of $1.3 million, or (0.02)% annualized

Subsequent Events

●	The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.50 per share, payable on November 18, 2022 to shareholders of record as of November 11, 2022

∗ Annualized percentages

Financial Performance

	Three Months Ended					Nine Months Ended
(Dollars in thousands, except per share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
INCOME STATEMENT	2022	2022	2022	2021	2021	2022	2021
Interest income
Loans, including fees (1)	$312,856	$272,000	$233,617	$238,310	$246,065	$818,473	$752,209
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell	61,954	53,659	36,847	29,071	25,384	152,460	65,257
Total interest income	374,810	325,659	270,464	267,381	271,449	970,933	817,466
Interest expense
Deposits	10,137	5,776	4,628	5,121	7,267	20,541	28,061
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	6,464	5,604	4,362	4,156	4,196	16,430	14,291
Total interest expense	16,601	11,380	8,990	9,277	11,463	36,971	42,352
Net interest income	358,209	314,279	261,474	258,104	259,986	933,962	775,114
Provision (recovery) for credit losses	23,876	19,286	(8,449)	(9,157)	(38,903)	34,713	(156,116)
Net interest income after provision (recovery) for credit losses	334,333	294,993	269,923	267,261	298,889	899,249	931,230
Noninterest income	77,178	88,292	86,090	91,894	87,010	251,560	262,315
Noninterest expense
Operating expense	226,754	225,779	218,324	217,392	214,672	670,857	652,080
Merger and branch consolidation related expense	13,679	5,390	10,276	6,645	17,618	29,345	60,598
Extinguishment of debt cost	—	—	—	—	—	—	11,706
Total noninterest expense	240,433	231,169	228,600	224,037	232,290	700,202	724,384
Income before provision for income taxes	171,078	152,116	127,413	135,118	153,609	450,607	469,161
Income taxes provision	38,035	32,941	27,084	28,272	30,821	98,060	100,464
Net income	$133,043	$119,175	$100,329	$106,846	$122,788	$352,547	$368,697

Adjusted net income (non-GAAP) (2)
Net income (GAAP)	$133,043	$119,175	$100,329	$106,846	$122,788	$352,547	$368,697
Securities gains, net of tax	(24)	—	—	(2)	(51)	(24)	(79)
Initial provision for credit losses - NonPCD loans and UFC from ACBI, net of tax	—	—	13,492	—	—	13,492	—
Merger and branch consolidation related expense, net of tax	10,638	4,223	8,092	5,255	14,083	22,953	47,485
Extinguishment of debt cost, net of tax	—	—	—	—	—	—	9,081
Adjusted net income (non-GAAP)	$143,657	$123,398	$121,913	$112,099	$136,820	$388,968	$425,184

Basic earnings per common share	$1.76	$1.58	$1.40	$1.53	$1.75	$4.75	$5.22
Diluted earnings per common share	$1.75	$1.57	$1.39	$1.52	$1.74	$4.71	$5.19
Adjusted net income per common share - Basic (non-GAAP) (2)	$1.90	$1.64	$1.71	$1.61	$1.95	$5.24	$6.02
Adjusted net income per common share - Diluted (non-GAAP) (2)	$1.89	$1.62	$1.69	$1.59	$1.94	$5.20	$5.98
Dividends per common share	$0.50	$0.49	$0.49	$0.49	$0.49	$1.48	$1.43
Basic weighted-average common shares outstanding	75,605,960	75,461,157	71,447,429	69,651,334	70,066,235	74,184,816	70,643,289
Diluted weighted-average common shares outstanding	76,182,131	76,094,198	72,110,746	70,289,971	70,575,726	74,791,139	71,108,204
Effective tax rate	22.23%	21.66%	21.26%	20.92%	20.06%	21.76%	21.41%

Performance and Capital Ratios

	Three Months Ended					Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2022	2022	2022	2021	2021	2022	2021
PERFORMANCE RATIOS
Return on average assets (annualized)	1.16%	1.04%	0.95%	1.02%	1.20%	1.05%	1.25%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.26%	1.08%	1.15%	1.08%	1.34%	1.16%	1.44%
Return on average common equity (annualized)	10.31%	9.36%	8.24%	8.84%	10.21%	9.32%	10.41%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	11.13%	9.69%	10.01%	9.28%	11.37%	10.28%	12.01%
Return on average tangible common equity (annualized) (non-GAAP) (3)	17.99%	16.59%	13.97%	14.63%	16.86%	16.19%	17.34%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	19.36%	17.15%	16.79%	15.30%	18.68%	17.77%	19.85%
Efficiency ratio (tax equivalent)	53.14%	54.92%	62.99%	61.27%	64.22%	56.63%	66.99%
Adjusted efficiency ratio (non-GAAP) (4)	50.02%	53.59%	60.05%	59.39%	59.16%	54.17%	60.05%
Dividend payout ratio (5)	28.44%	31.03%	33.71%	32.02%	27.94%	30.82%	27.39%
Book value per common share	$65.03	$66.64	$68.30	$69.27	$68.55
Tangible book value per common share (non-GAAP) (3)	$37.97	$39.47	$41.05	$44.62	$43.98

CAPITAL RATIOS
Equity-to-assets	10.9%	10.9%	11.2%	11.4%	11.7%
Tangible equity-to-tangible assets (non-GAAP) (3)	6.7%	6.8%	7.0%	7.7%	7.8%
Tier 1 leverage (6) *	8.3%	8.0%	8.5%	8.1%	8.1%
Tier 1 common equity (6) *	11.0%	11.1%	11.4%	11.8%	11.9%
Tier 1 risk-based capital (6) *	11.0%	11.1%	11.4%	11.8%	11.9%
Total risk-based capital (6) *	12.9%	13.0%	13.3%	13.6%	13.8%
*	The regulatory capital ratios presented above include the assumption of the transitional method relative to the CARES Act in relief of COVID-19 pandemic on the economy and financial institutions in the United States. The referenced relief allows a total five-year “phase in” of the CECL impact on capital and relief over the next two years for the impact on the allowance for credit losses resulting from COVID-19.

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
BALANCE SHEET	2022	2022	2022	2021	2021
Assets
Cash and due from banks	$394,794	$561,516	$588,372	$476,653	$597,321
Federal Funds Sold and interest-earning deposits with banks	2,414,901	4,160,583	5,444,234	6,366,494	5,701,002
Cash and cash equivalents	2,809,695	4,722,099	6,032,606	6,843,147	6,298,323

Trading securities, at fair value	51,940	88,088	74,234	77,689	61,294
Investment securities:
Securities held to maturity	2,738,178	2,806,465	2,827,769	1,819,901	1,641,485
Securities available for sale, at fair value	5,369,610	5,666,008	5,924,206	5,193,478	4,631,554
Other investments	179,755	179,815	179,258	160,568	160,592
Total investment securities	8,287,543	8,652,288	8,931,233	7,173,947	6,433,631
Loans held for sale	34,477	73,880	130,376	191,723	242,813
Loans:
Purchased credit deteriorated	1,544,562	1,707,592	1,939,033	1,987,322	2,255,874
Purchased non-credit deteriorated	6,365,175	6,908,234	7,633,824	5,890,069	6,554,647
Non-acquired	20,926,566	19,319,440	16,983,570	16,050,775	14,978,428
Less allowance for credit losses	(324,398)	(319,708)	(300,396)	(301,807)	(314,144)
Loans, net	28,511,905	27,615,558	26,256,031	23,626,359	23,474,805
Other real estate owned ("OREO")	2,160	1,431	3,290	2,736	3,687
Premises and equipment, net	531,160	562,781	568,332	558,499	569,817
Bank owned life insurance	960,052	953,970	942,922	783,049	778,552
Mortgage servicing rights	90,459	87,463	83,339	65,620	60,922
Core deposit and other intangibles	125,390	132,694	140,364	128,067	136,584
Goodwill	1,922,525	1,922,525	1,924,024	1,581,085	1,581,085
Other assets	1,851,303	1,394,645	1,114,790	928,111	1,262,195
Total assets	$45,178,609	$46,207,422	$46,201,541	$41,960,032	$40,903,708

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$13,660,244	$14,337,018	$14,052,332	$11,498,840	$11,333,881
Interest-bearing	24,005,777	24,538,833	24,723,498	23,555,989	22,226,677
Total deposits	37,666,021	38,875,851	38,775,830	35,054,829	33,560,558
Federal funds purchased and securities
sold under agreements to repurchase	557,802	669,999	770,409	781,239	859,736
Other borrowings	392,368	392,460	405,553	327,066	326,807
Reserve for unfunded commitments	52,991	32,543	30,368	30,510	28,289
Other liabilities	1,588,241	1,196,144	1,044,973	963,448	1,335,377
Total liabilities	40,257,423	41,166,997	41,027,133	37,157,092	36,110,767

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	189,191	189,103	189,403	173,331	174,795
Surplus	4,207,040	4,195,976	4,214,897	3,653,098	3,693,622
Retained earnings	1,241,413	1,146,230	1,064,064	997,657	925,044
Accumulated other comprehensive (loss) income	(716,458)	(490,884)	(293,956)	(21,146)	(520)
Total shareholders' equity	4,921,186	5,040,425	5,174,408	4,802,940	4,792,941
Total liabilities and shareholders' equity	$45,178,609	$46,207,422	$46,201,541	$41,960,032	$40,903,708

Common shares issued and outstanding	75,676,445	75,641,322	75,761,018	69,332,297	69,918,037

Net Interest Income and Margin

	Three Months Ended
	Sep. 30, 2022			Jun. 30, 2022			Sep. 30, 2021
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$3,193,313	$16,668	2.07%	$4,597,551	$8,635	0.75%	$6,072,760	$2,199	0.14%
Investment securities	8,705,657	45,286	2.06%	8,880,419	45,024	2.03%	6,084,812	23,185	1.51%
Loans held for sale	47,119	620	5.22%	76,567	791	4.14%	184,547	1,307	2.81%
Total loans, excluding PPP	28,267,741	312,172	4.38%	27,055,042	271,003	4.02%	22,937,207	226,083	3.91%
Total PPP loans	27,236	64	0.93%	77,816	206	1.06%	939,111	18,675	7.89%
Total loans held for investment	28,294,977	312,236	4.38%	27,132,858	271,209	4.01%	23,876,318	244,758	4.07%
Total interest-earning assets	40,241,066	374,810	3.70%	40,687,395	325,659	3.21%	36,218,437	271,449	2.97%
Noninterest-earning assets	5,103,869			5,160,394			4,375,329
Total Assets	$45,344,935			$45,847,789			$40,593,766

Interest-Bearing Liabilities:
Transaction and money market accounts	$17,862,637	$7,956	0.18%	$18,316,890	$3,836	0.08%	$15,908,784	$3,110	0.08%
Savings deposits	3,621,493	488	0.05%	3,548,192	143	0.02%	3,126,055	241	0.03%
Certificates and other time deposits	2,627,280	1,693	0.26%	2,776,478	1,797	0.26%	3,256,488	3,916	0.48%
Federal funds purchased	240,814	1,312	2.16%	333,326	628	0.76%	479,960	101	0.08%
Repurchase agreements	376,985	194	0.20%	403,008	153	0.15%	380,850	158	0.16%
Other borrowings	392,427	4,958	5.01%	405,241	4,823	4.77%	334,256	3,937	4.67%
Total interest-bearing liabilities	25,121,636	16,601	0.26%	25,783,135	11,380	0.18%	23,486,393	11,463	0.19%
Noninterest-bearing liabilities ("Non-IBL")	15,101,739			14,955,329			12,333,922
Shareholders' equity	5,121,560			5,109,325			4,773,451
Total Non-IBL and shareholders' equity	20,223,299			20,064,654			17,107,373
Total Liabilities and Shareholders' Equity	$45,344,935			$45,847,789			$40,593,766
Net Interest Income and Margin (Non-Tax Equivalent)		$358,209	3.53%		$314,279	3.10%		$259,986	2.85%
Net Interest Margin (Tax Equivalent)			3.55%			3.12%			2.86%
Total Deposit Cost (without Debt and Other Borrowings)			0.11%			0.06%			0.09%
Overall Cost of Funds (including Demand Deposits)			0.17%			0.12%			0.13%

Total Accretion on Acquired Loans (1)		$9,550			$12,770			$5,243
Total Deferred Fees on PPP Loans		$—			$8			$16,369
Tax Equivalent Adjustment		$2,345			$2,249			$1,477
(1)	The remaining loan discount on acquired loans to be accreted into loan interest income totals $79.5 million as of September 30, 2022.

Noninterest Income and Expense

	Three Months Ended					Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
(Dollars in thousands)	2022	2022	2022	2021	2021	2022	2021
Noninterest Income:
Fees on deposit accounts	$31,188	$33,658	$28,902	$30,293	$26,130	$93,748	$75,348
Mortgage banking income	2,262	5,480	10,594	12,044	15,560	18,336	52,555
Trust and investment services income	9,603	9,831	9,718	9,520	9,150	29,152	27,461
Securities gains, net	30	—	—	2	64	30	100
Correspondent banking and capital market income	20,552	27,604	27,994	30,216	25,164	76,150	79,789
Bank owned life insurance income	6,082	6,246	5,260	4,932	5,132	17,588	13,478
Other	7,461	5,473	3,622	4,887	5,810	16,556	13,584
Total Noninterest Income	$77,178	$88,292	$86,090	$91,894	$87,010	$251,560	$262,315

Noninterest Expense:
Salaries and employee benefits	$139,554	$137,037	$137,673	$137,321	$136,969	$414,264	$414,709
Occupancy expense	22,490	22,759	21,840	22,915	23,135	67,089	69,310
Information services expense	20,714	19,947	19,193	18,489	18,061	59,854	55,928
OREO and loan related expense (income)	532	(3)	(238)	(740)	1,527	291	2,769
Business development and staff related	5,090	4,916	4,276	4,577	4,424	14,282	12,100
Amortization of intangibles	7,837	8,847	8,494	8,517	8,543	25,178	26,675
Professional fees	3,495	4,331	3,749	2,639	2,415	11,575	7,990
Supplies and printing expense	2,621	2,400	2,189	2,179	2,310	7,210	7,480
FDIC assessment and other regulatory charges	6,300	5,332	4,812	4,965	4,245	16,444	13,017
Advertising and marketing	2,170	2,286	1,763	2,375	2,185	6,219	5,584
Other operating expenses	15,951	17,927	14,573	14,155	10,858	48,451	36,518
Merger and branch consolidation related expense	13,679	5,390	10,276	6,645	17,618	29,345	60,598
Extinguishment of debt cost	—	—	—	—	—	—	11,706
Total Noninterest Expense	$240,433	$231,169	$228,600	$224,037	$232,290	$700,202	$724,384

Loans and Deposits

The following table presents a summary of the loan portfolio by type (dollars in thousands):

	Ending Balance
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
LOAN PORTFOLIO	2022	2022	2022	2021	2021
Construction and land development * †	$2,550,552	$2,527,062	$2,316,313	$2,029,216	$2,032,731
Investor commercial real estate*	8,641,316	8,393,630	8,158,457	7,432,503	7,131,192
Commercial owner occupied real estate	5,426,216	5,421,725	5,346,583	4,970,116	4,988,490
Commercial and industrial, excluding PPP	4,962,616	4,760,355	4,447,279	3,516,485	3,458,520
Consumer real estate *	5,977,120	5,505,531	4,988,736	4,806,958	4,733,567
Consumer/other	1,263,362	1,279,790	1,179,697	928,240	943,243
Total loans, excluding PPP	28,821,182	27,888,093	26,437,065	23,683,518	23,287,743
PPP loans	15,121	47,173	119,362	244,648	501,206
Total Loans	$28,836,303	$27,935,266	$26,556,427	$23,928,166	$23,788,949

* Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

† Includes single family home construction-to-permanent loans of $881.3 million, $795.7 million, $733.7 million, $686.5 million, and $665.0 million for the quarters ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively.

	Ending Balance
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
DEPOSITS	2022	2022	2022	2021	2021
Noninterest-bearing checking	$13,660,244	$14,337,018	$14,052,332	$11,498,840	$11,333,881
Interest-bearing checking	8,741,447	8,953,332	9,275,208	9,018,987	7,920,236
Savings	3,602,560	3,616,819	3,479,743	3,350,547	3,201,543
Money market	9,126,058	9,264,257	9,140,005	8,376,380	8,110,162
Time deposits	2,535,712	2,704,425	2,828,542	2,810,075	2,994,736
Total Deposits	$37,666,021	$38,875,851	$38,775,830	$35,054,829	$33,560,558

Core Deposits (excludes Time Deposits)	$35,130,309	$36,171,426	$35,947,288	$32,244,754	$30,565,822

Asset Quality

	Ending Balance
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands)	2022	2022	2022	2021	2021
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$34,374	$20,716	$19,582	$18,700	$23,800
Accruing loans past due 90 days or more	2,358	1,371	22,818	4,612	1,729
Non-acquired OREO and other nonperforming assets	114	93	464	590	365
Total non-acquired nonperforming assets	36,846	22,180	42,864	23,902	25,894
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	61,866	63,526	59,267	56,718	64,583
Accruing loans past due 90 days or more	1,430	4,418	12,768	251	89
Acquired OREO and other nonperforming assets	2,234	1,577	3,118	2,875	3,804
Total acquired nonperforming assets	65,530	69,521	75,153	59,844	68,476
Total nonperforming assets	$102,376	$91,701	$118,017	$83,746	$94,370

	Three Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2022	2022	2022	2021	2021
ASSET QUALITY RATIOS:
Allowance for credit losses as a percentage of loans	1.12%	1.14%	1.13%	1.26%	1.32%
Allowance for credit losses as a percentage of loans, excluding PPP loans	1.13%	1.15%	1.14%	1.27%	1.35%
Allowance for credit losses as a percentage of nonperforming loans	324.30%	355.11%	262.50%	375.94%	348.27%
Allowance for credit losses, including reserve for unfunded commitments, as a percentage of loans, excluding PPP loans	1.31%	1.26%	1.25%	1.40%	1.47%
Net (recoveries) charge-offs as a percentage of average loans (annualized)	(0.02)%	0.03%	0.04%	0.02%	0.00%
Total nonperforming assets as a percentage of total assets	0.23%	0.20%	0.26%	0.20%	0.23%
Nonperforming loans as a percentage of period end loans	0.35%	0.32%	0.43%	0.34%	0.38%

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the third quarter of 2022:

	Allowance for Credit Losses ("ACL and UFC")
	NonPCD ACL	PCD ACL	Total ACL	UFC
Ending balance 6/30/2022	$257,428	$62,280	$319,708	$32,543
Charge offs	(4,950)	—	(4,950)	—
Acquired charge offs	(292)	(1,884)	(2,176)	—
Recoveries	1,783	—	1,783	—
Acquired recoveries	2,597	4,008	6,605	—
Provision (recovery) for credit losses	14,353	(10,925)	3,428	20,448
Ending balance 9/30/2022	$270,919	$53,479	$324,398	$52,991

Period end loans (includes PPP Loans)	$27,291,741	$1,544,562	$28,836,303	N/A
Reserve to Loans (includes PPP Loans)	0.99%	3.46%	1.12%	N/A
Period end loans (excludes PPP Loans)	$27,276,620	$1,544,562	$28,821,182	N/A
Reserve to Loans (excludes PPP Loans)	0.99%	3.46%	1.13%	N/A
Unfunded commitments (off balance sheet) *				$9,896,528
Reserve to unfunded commitments (off balance sheet)				0.54%

* Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its third quarter results at 9:00 a.m. Eastern Time on October 25, 2022.  Callers wishing to participate may call toll-free by dialing 844-200-6205.  The number for international participants is (929) 526-1599.  The conference ID number is 879329.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of October 25, 2022 on the Investor Relations section of SouthStateBank.com.

SouthState Corporation is a financial services company headquartered in Winter Haven, Florida.  SouthState Bank, N.A., the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas and Virginia.  The Bank also serves clients coast to coast through its correspondent banking division.  Additional information is available at SouthStateBank.com.

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Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.

(Dollars in thousands, except per share data)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
Net income (GAAP)	$133,043	$119,175	$100,329	$106,846	$122,788
Provision (recovery) for credit losses	23,876	19,286	(8,449)	(9,157)	(38,903)
Tax provision	38,035	32,941	27,084	28,272	30,821
Merger and branch consolidation related expense	13,679	5,390	10,276	6,645	17,618
Securities gains	(30)	—	—	(2)	(64)
Pre-provision net revenue (PPNR) (Non-GAAP)	$208,603	$176,792	$129,240	$132,604	$132,260

Average asset balance (GAAP)	$45,344,935	$45,847,789	$42,946,332	$41,359,708	$40,593,766
PPNR ROAA	1.83%	1.55%	1.22%	1.27%	1.29%

Diluted weighted-average common shares outstanding	76,182	76,094	72,111	70,290	70,576
PPNR per weighted-average common shares outstanding	$2.74	$2.32	$1.79	$1.89	$1.87

(Dollars in thousands)	Three Months Ended
CORE NET INTEREST INCOME (NON-GAAP)	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
Net interest income (GAAP)	$358,209	$314,279	$261,474	$258,104	$259,986
Less:
Total accretion on acquired loans	9,550	12,770	6,741	7,707	5,243
Total deferred fees on PPP loans	—	8	983	5,655	16,369
Core net interest income (Non-GAAP)	$348,659	$301,501	$253,750	$244,742	$238,374

NET INTEREST MARGIN ("NIM"), TAX EQUIVALENT (NON-GAAP)
Net interest income (GAAP)	$358,209	$314,279	$261,474	$258,104	$259,986
Total average interest-earning assets	40,241,066	40,687,395	38,527,023	37,031,640	36,218,437
NIM, non-tax equivalent	3.53%	3.10%	2.75%	2.77%	2.85%

Tax equivalent adjustment (included in NIM, tax equivalent)	2,345	2,249	1,885	1,734	1,477
Net interest income, tax equivalent (Non-GAAP)	$360,554	$316,528	$263,359	$259,838	$261,463
NIM, tax equivalent (Non-GAAP)	3.55%	3.12%	2.77%	2.78%	2.86%

	Three Months Ended					Nine Months Ended
(Dollars in thousands, except per share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
RECONCILIATION OF GAAP TO NON-GAAP	2022	2022	2022	2021	2021	2022	2021
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$133,043	$119,175	$100,329	$106,846	$122,788	$352,547	$368,697
Securities gains, net of tax	(24)	—	—	(2)	(51)	(24)	(79)
PCL - NonPCD loans and UFC, net of tax	—	—	13,492	—	—	13,492	—
Merger and branch consolidation related expense, net of tax	10,638	4,223	8,092	5,255	14,083	22,953	47,485
Extinguishment of debt cost, net of tax	—	—	—	—	—	—	9,081
Adjusted net income (non-GAAP)	$143,657	$123,398	$121,913	$112,099	$136,820	$388,968	$425,184

Adjusted Net Income per Common Share - Basic (2)
Earnings per common share - Basic (GAAP)	$1.76	$1.58	$1.40	$1.53	$1.75	$4.75	$5.22
Effect to adjust for securities gains	(0.00)	—	—	(0.00)	(0.00)	(0.00)	(0.00)
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—	—	0.19	—	—	0.18	—
Effect to adjust for merger and branch consolidation related expense, net of tax	0.14	0.06	0.12	0.08	0.20	0.31	0.67
Effect to adjust for extinguishment of debt cost	—	—	—	—	—	—	0.13
Adjusted net income per common share - Basic (non-GAAP)	$1.90	$1.64	$1.71	$1.61	$1.95	$5.24	$6.02

Adjusted Net Income per Common Share - Diluted (2)
Earnings per common share - Diluted (GAAP)	$1.75	$1.57	$1.39	$1.52	$1.74	$4.71	$5.19
Effect to adjust for securities gains	(0.00)	—	—	(0.00)	(0.00)	(0.00)	(0.00)
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—	—	0.19	—	—	0.18	—
Effect to adjust for merger and branch consolidation related expense, net of tax	0.14	0.05	0.11	0.07	0.20	0.31	0.66
Effect to adjust for extinguishment of debt cost	—	—	—	—	—	—	0.13
Adjusted net income per common share - Diluted (non-GAAP)	$1.89	$1.62	$1.69	$1.59	$1.94	$5.20	$5.98

Adjusted Return on Average Assets (2)
Return on average assets (GAAP)	1.16%	1.04%	0.95%	1.02%	1.20%	1.05%	1.25%
Effect to adjust for securities gains	(0.00)%	—%	—%	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	0.13%	—%	—%	0.04%	—%
Effect to adjust for merger and branch consolidation related expense, net of tax	0.10%	0.04%	0.07%	0.06%	0.14%	0.07%	0.16%
Effect to adjust for extinguishment of debt cost	—%	—%	—%	—%	—%	—%	0.03%
Adjusted return on average assets (non-GAAP)	1.26%	1.08%	1.15%	1.08%	1.34%	1.16%	1.44%

Adjusted Return on Average Common Equity (2)
Return on average common equity (GAAP)	10.31%	9.36%	8.24%	8.84%	10.21%	9.32%	10.41%
Effect to adjust for securities gains	(0.00)%	—%	—%	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	1.11%	—%	—%	0.36%	—%
Effect to adjust for merger and branch consolidation related expense, net of tax	0.82%	0.33%	0.66%	0.44%	1.16%	0.60%	1.34%
Effect to adjust for extinguishment of debt cost	—%	—%	—%	—%	—%	—%	0.26%
Adjusted return on average common equity (non-GAAP)	11.13%	9.69%	10.01%	9.28%	11.37%	10.28%	12.01%

Return on Average Common Tangible Equity (3)
Return on average common equity (GAAP)	10.31%	9.36%	8.24%	8.84%	10.21%	9.32%	10.41%
Effect to adjust for intangible assets	7.68%	7.23%	5.73%	5.79%	6.65%	6.87%	6.93%
Return on average tangible equity (non-GAAP)	17.99%	16.59%	13.97%	14.63%	16.86%	16.19%	17.34%

Adjusted Return on Average Common Tangible Equity (2) (3)
Return on average common equity (GAAP)	10.31%	9.36%	8.24%	8.84%	10.21%	9.32%	10.41%
Effect to adjust for securities gains	(0.00)%	—%	—%	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	1.11%	—%	—%	0.36%	—%
Effect to adjust for merger and branch consolidation related expense, net of tax	0.82%	0.33%	0.66%	0.43%	1.17%	0.60%	1.34%
Effect to adjust for extinguishment of debt cost	—%	—%	—%	—%	—%	—%	0.26%
Effect to adjust for intangible assets	8.23%	7.46%	6.78%	6.03%	7.30%	7.49%	7.84%
Adjusted return on average common tangible equity (non-GAAP)	19.36%	17.15%	16.79%	15.30%	18.68%	17.77%	19.85%

Adjusted Efficiency Ratio (4)
Efficiency ratio	53.14%	54.92%	62.99%	61.27%	64.22%	56.63%	66.99%
Effect to adjust for merger and branch consolidation related expense	(3.12)%	(1.33)%	(2.94)%	(1.89)%	(5.06)%	(2.46)%	(6.94)%
Adjusted efficiency ratio	50.02%	53.59%	60.05%	59.39%	59.16%	54.17%	60.05%

Tangible Book Value Per Common Share (3)
Book value per common share (GAAP)	$65.03	$66.64	$68.30	$69.27	$68.55
Effect to adjust for intangible assets	(27.06)	(27.17)	(27.25)	(24.65)	(24.57)
Tangible book value per common share (non-GAAP)	$37.97	$39.47	$41.05	$44.62	$43.98

Tangible Equity-to-Tangible Assets (3)
Equity-to-assets (GAAP)	10.89%	10.91%	11.20%	11.45%	11.72%
Effect to adjust for intangible assets	(4.23)%	(4.15)%	(4.15)%	(3.76)%	(3.87)%
Tangible equity-to-tangible assets (non-GAAP)	6.66%	6.76%	7.05%	7.69%	7.85%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications had no impact on net income or equity as previously reported.

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $9.6 million, $12.8 million, $6.7 million, $7.7 million, and $5.2 million, respectively, during the five quarters above.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, merger and branch consolidation related expense, initial PCL on nonPCD loans and unfunded commitments from acquisitions and extinguishment of debt cost. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger and branch consolidation related expense of $13.7 million, $5.4 million, $10.3 million, $6.6 million, and $17.6 million for the quarters ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively; and (b) net securities gains of $30,000, $2,000, and $64,000 for the quarters ended September 30, 2022, December 31, 2021 and September 30, 2021, respectively; and (c) initial PCL on nonPCD loans and unfunded commitments acquired from ACBI of $17.1 million for the quarter ended March 31, 2022.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of Non-GAAP to GAAP" provide tables that reconcile non-GAAP measures to GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger and branch consolidation related expense and amortization of intangible assets, divided by net interest income and noninterest income excluding securities gains (losses). The pre-tax amortization expenses of intangible assets were $7.8 million, $8.8 million, $8.5 million, $8.5 million, and $8.5 million, for the quarters ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	September 30, 2022 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes mortgage loans held for sale.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in the number and pace of higher interest rates, deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, the number and pace of rising interest rates, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank’s loan and securities portfolios, and the market value of SouthState’s equity; (3) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Atlantic Capital’s operations into SouthState’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Atlantic Capital’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the continued impact of the Covid19 pandemic on the Company, including possible impact to the Company and its employees from contracting Covid19, and to efficiencies and the control environment due to the changing work environment and to our results of operations due to further interventions to mitigate the impact of the pandemic; (5) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (6) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (7) potential deterioration in real estate values; (8) the impact of competition with other financial institutions, including deposit and loan pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin; (9) risks relating to the ability to retain our culture and attract and retain qualified people; (10) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (11) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (12) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (13) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (14) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (15) transaction risk arising from problems with service or product delivery; (16) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (17) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (18) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (19) reputation risk that adversely affects earnings or capital arising from negative public opinion; (20) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (21) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently issued proposed regulatory guidance and regulation relating to climate change; (22) greater than expected noninterest expenses; (23) excessive loan losses; (24) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (25) reputational risk and possible higher than estimated reduced revenue from announced changes in the Bank’s consumer overdraft programs; (26) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (27) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (28) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; (29) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (30) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, such as the ongoing Covid19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (31) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (32) other factors that may affect future results of SouthState, as disclosed in SouthState’s

Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.